                                                                EXHIBIT NO. 24


                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned directors of ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Company"), a stock life insurance company organized under the laws of the State of California, hereby constitute and appoint ROBERT P. SALTZMAN, SUSAN L. HARRIS and LORIN M. FIFE, or any of them, their true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable AMERICAN PATHWAY II - SEPARATE ACCOUNT OF ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Separate Account") to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act"), and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and offered in connection with the Separate Account, to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the 1933 Act or the 1940 Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned directors to any instrument or document filed as part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act and/or the 1940 Act, if registration is deemed necessary; and (iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on the date indicated.



                         GRANTING OF POWER OF ATTORNEY
                         -----------------------------

              Directors of Anchor National Life Insurance Company


     SIGNATURE                       TITLE                       DATE
     ---------                       -----                       ----
/s/ ELI BROAD                                                April 22, 1992
------------------------
Eli Broad

/s/ JAMES R. BELARDI                                         April 22, 1992
------------------------
James R. Belardi

/s/ LORIN M. FIFE                                            April 22, 1992
------------------------
Lorin M. Fife

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

     SIGNATURE                       TITLE                       DATE
     ---------                       -----                       ----
/s/ SUSAN L. HARRIS                                          April 22, 1992
------------------------
Susan L. Harris

                                                             April   , 1992
------------------------
Clark P. Manning, Jr.

/s/ NORMAN J. METCALFE                                       April 22, 1992
------------------------
Norman J. Metcalfe

/s/ SCOTT L. ROBINSON                                        April 22, 1992
------------------------
Scott L. Robinson

/s/ ROBERT P. SALTZMAN                                       April 22, 1992
------------------------
Robert P. Saltzman

/s/ JAY S. WINTROB                                           April 22, 1992
------------------------
Jay S. Wintrob


                               Attorneys-In-Fact
                               -----------------

/s/ ROBERT P. SALTZMAN                                       April 22, 1992
------------------------
Robert P. Saltzman

/s/ SUSAN L. HARRIS                                          April 22, 1992
------------------------
Susan L. Harris

/s/ LORIN M. FIFE                                            April 22, 1992
------------------------
Lorin M. Fife